UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 11, 2009

BUCKEYE TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	33-60032	62-1518973
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

1001 Tillman Street, Memphis, Tennessee	38112
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (901) 320-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.    CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.03.         Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 11, 2009, the Board of Directors of Buckeye Technologies Inc. (the "Company"), following the recommendation of the Company’s Nominating and Corporate Governance Committee, adopted Amended and Restated By-laws of the Company (the “Amended and Restated By-laws”).  The following is a summary of the amendments contained in the Amended and Restated By-laws, which is qualified in its entirety by reference to the full text of the Amended and Restated By-laws that are filed as Exhibit 3.1 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim:

•
Article II, Section 11 was amended to provide that for business to be properly brought before an annual or special meeting by a stockholder, the stockholder must have been a stockholder of record of the Company (and, with respect to any beneficial owner, if different, on whose behalf such business is proposed, such beneficial owner must have been the beneficial owner of shares of the Company) at the time of giving of the notice.

•
Article II, Section 12(a) was added to revise the advance notice requirements for stockholder proposals (including proposed nominations for directors), including requirements that notice be received at the principal executive offices of the Company not less than 90 and no more than 120 calendar days in advance of the anniversary date of the previous year’s annual meeting of stockholders.  Article II, Section 12(a) further clarifies that an adjournment or postponement of an annual meeting of stockholders does not commence a new time period (or extend any time period) for the giving of a stockholder’s notice.

•
Article II, Section 12(b) was added to specify the information that a stockholder who is making a proposal (including proposed nominations for directors) must provide about: (i) the stockholder (including stock ownership and derivative or hedged positions, voting agreements and information about dividends or fees relative to the value of the Company’s securities); (ii) the proposal (including a description of the proposal and the stockholder’s interest therein) if the proposal is other than a nomination; and (iii) the nominee, if the proposal is a nomination for a director.

•
Article II, Section 12(c) was added to provide when a stockholder’s proposal for board nominees is timely if the size of the board of directors is increased without the Company making a public announcement naming the nominees and specifying the size of the board.

•	Article II, Sections 12(d) was added to provide definitions for “public announcement,” “Stockholder Associated Person” and certain related definitions.

•
Article II, Sections 12(e), 12(f) and 12(g) were added to provide the effect of a stockholder's providing inaccurate or non-compliant information, to state that stockholders also must comply with applicable law when making a proposal and to clarify that proposals made by stockholders under SEC Rule 14a-8 are not governed by the bylaws.

•	Article II, Section 13 was added to provide the content of the questionnaire to be submitted by any person who is nominated by a stockholder to serve as a director.

•	Previous Article VII, Section 4, relating to the ability to make loans, was deleted.

SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01.         Financial Statements and Exhibits.

(d)           Exhibits.

See Exhibit Index immediately following signature page.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 16, 2009	BUCKEYE TECHNOLOGIES INC.

	By:	/s/ Sheila Jordan Cunningham
Sheila Jordan Cunningham
Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated By-laws of Buckeye Technologies Inc. (as amended through September 11, 2009)